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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) March 4, 2002


                     Renaissance Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-82550              Application Pending
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)                ID Number)


       1000 Woodbury Road, Woodbury, New York                      11797
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      (Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code: (516) 364-8500

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

Filing of Computational Materials.

         This Current Report on Form 8-K is being filed to file copies of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as lead underwriter ("Greenwich") and First Union Securities, Inc., in connection with the issuance by Renaissance Home Equity Loan Trust 2002-1 of Home Equity Loan Asset-Backed Certificates, Series 2002-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

         Also filed hereby is the consent of PricewaterhouseCoopers LLP, independent accountants, attached hereto as Exhibit 23.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(k)      Not applicable.

(l)      Not applicable.

(m)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP regarding legality of the certificates and certain tax matters.

         23.1     Consent of PricewaterhouseCoopers LLP

         23.2     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
                  8.1).

         99.1     Computational Materials of Greenwich Capital Markets, Inc.

         99.2     Computational Materials of First Union Securities, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RENAISSANCE MORTGAGE ACCEPTANCE CORP.

                                           By:  /s/  Morris Kutcher
                                                --------------------------------
                                                Name:  Morris Kutcher
                                                Title: Vice President
Dated:  March 4, 2002

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                                  EXHIBIT INDEX

Exhibit
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8.1      Opinion of Stroock & Stroock & Lavan LLP regarding the legality of the certificates and certain tax matters.

23.1     Consent of PricewaterhouseCoopers LLP

23.2     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

99.1     Computational Materials of Greenwich Capital Markets, Inc.

99.2     Computational Materials of First Union Securities, Inc.

99.3     Additional Computational Materials